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                                                                    Exhibit 10.5

     [Form of Renewal Notice for Subordinated 6, 12, 36 and 60 Month Notes]



The Thaxton Group                                                         [Date]
1524 Pageland Highway                                Note No.             [####]
Lancaster, SC  29720                                 Maturity Value       $
                                                     Maturity Date        [Date]
                                                     New Maturity Date    [Date]



We are pleased to advise you that your subordinated note listed above will renew at ____% per annum IF YOU DO NOT REDEEM IT BY THE MATURITY DATE. Please call us at 1-888-THAXTON IF YOU WISH TO REDEEM YOUR NOTE, if you would like to receive a copy of the prospectus or if you have any questions.

Thank you.

                  [Name of holder]
                  [Address of holder]